UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 31, 2007 (July 30, 2007)
ADVOCAT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction of	(Commission File	(Employer Identification
incorporation)	Number)	Number)
1621 Galleria Boulevard, Brentwood, TN 37027
(Address of principal executive offices)
(615) 771-7575
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 30, 2007, Advocat Inc. (the “Company”) issued a press release announcing that it has signed an agreement to purchase the leasehold interests and operations of seven skilled nursing facilities from Senior Management Services of America North Texas, Inc. A copy of the press release is attached to this report as Exhibit 99.1. The Company scheduled a conference call discussing this acquisition for 3:00 p.m. central time on July 31, 2007, and the transcript for that call is attached to this report as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit
99.1	Press Release dated July 30, 2007.
99.2	Transcript of the July 31, 2007 conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.
By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date: July 31, 2007

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated July 30, 2007.
99.2	Transcript of the July 31, 2007 conference call.